Note 9 - Share Capital	12 Months Ended
Mar. 31, 2023
Statement Line Items [Line Items]
Disclosure of share capital, reserves and other equity interest [text block]
9.	Share capital

Authorized

Unlimited common shares

Equity Issuances

August 2022 Public Offering

On August 11, 2022, pursuant to an underwritten public offering, 13,333,334 units were sold at a purchase price of US$1.50 per unit for gross proceeds of US$20.0 million ($25.6 million). Each unit included one common share with a fair value of US$1.06 and one common share purchase warrant with a fair value of US$0.44 (see Note 12). Each common share purchase warrant entitles the holder to purchase one common share at an exercise price of US$1.85 until August 9, 2027. We incurred transaction costs of $2.2 million (US1.7 million) of which $1.6 million (US$1.2 million) were allocated to share issue costs and $0.6 million (US$0.5 million) were allocated to operating expenses, based on their relative fair values.

April 2020 Financing

On April 15, 2020, the Company announced the full exercise of the overallotment option, issuing an additional 1,693,548 common shares at $3.10 per share for additional proceeds of $5.3 million. The Company paid commission to the agents totaling $368 thousand, share issuance costs of $32 thousand and issued 118,723 warrants to the agents exercisable into one common share of the Company at an exercise price of $3.10 expiring on March 17, 2022. The fair value of the warrants issued was determined to be $69 thousand.

At-The-Market Facilities

On December 30, 2020, the Company entered into a sales agreement with SVB Leerink acting as a sales agent, pursuant to which the Company may, from time to time sell, through at-the-market on the Nasdaq such number of common shares as would have an aggregate offering price of up to US$25.0 million (the “2020 ATM Offering”), which expired December 30, 2022.

During the year ended March 31, 2023, the Company issued 656,656 common shares ( March 31, 2022 – 1,748,600) for gross proceeds of US$0.8 million ( March 31, 2022 - US$3.1 million) at an average price of US$1.20 ( March 31, 2022 - US$1.77) on the 2020 ATM Offering. The Company received; net of commissions US$0.8 million ( March 31, 2022 - US$2.8 million). In total, we incurred share issuance costs (including commissions) of US$0.1 million ( March 31, 2022 - US$0.1 million).

On February 17, 2023, the Company entered into a sales agreement with Oppenheimer & Co. Inc. acting as a sales agent, pursuant to which the Company may, from time to time sell, through at-the-market on the Nasdaq such number of common shares as would have an aggregate offering price of up to US10.0 million (the 2023 ATM Offering). During the year ended March 31, 2023, the Company has issued no common shares on the 2023 ATM Offering.

Calculation of loss per share

Loss per common share is calculated using the weighted average number of common shares outstanding. For the year ended March 31, 2022, 2021 and 2020, the calculation was as follows:

	2023	2022	2021
Common shares issued and outstanding, beginning of year	55,647,479	53,547,709	46,799,828
Shares issued in March/April 2020 financing	-	-	1,623,950
Shares issued on 2022 Public Offering	8,474,886	-	-
ATM issuances	614,128	515,693	182,226
Effect of warrants and options exercised	-	223,269	1,055,772
Weighted average common shares issued and outstanding, end of year	64,736,493	54,286,671	49,661,776
Common shares issued and outstanding, end of year	69,637,469	55,647,479	53,547,709

The effect of any potential exercise of the Company’s stock options and warrants outstanding during the year has been excluded from the calculation of diluted loss per common share as it would be anti- dilutive.